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                                SUPPLEMENT TO THE
                   SCHWAB MARKETTRACK PORTFOLIOS PROSPECTUS(R)
                             DATED FEBRUARY 28, 2005

Effective July 22, 2005, the MarketTrack Conservative Portfolio's strategy section under "Allocation, Fund and Index, Large-cap" is deleted and replaced with the following:

Schwab S&P 500 Index Fund and/or Schwab Institutional Select(R) S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized Index maintained by Standard & Poor's that includes 500 U.S. publicly traded stocks.

Also, under the section titled "Portfolio management", the Michael Shearer biography is deleted and the following biography is added.

STEVEN HUNG, a director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the bond and cash portions of the portfolios. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

               Please retain this supplement for future reference.

Charles Schwab & Co., Inc. Member SIPC
REG33069 (07/05) (C)2005 All Rights Reserved